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                                                                  EXHIBIT 10.33


                                 REVOLVING NOTE

$35,000,000.00                                    Dated as of: December 14, 1999
Chicago, Illinois                                              Due: May 31, 2000

         FOR VALUE RECEIVED, the undersigned, The Turner Subscription Agency, Incorporated, a Delaware corporation ("Turner"), McGregor Subscription Service, Inc., an Illinois corporation ("McGregor"), and The Faxon Company, Inc., a Massachusetts corporation ("Faxon") (Turner, McGregor and Faxon are individually a "Borrower" and collectively the "Borrowers"), jointly and severally promise to pay to the order of American National Bank and Trust Company of Chicago, a national banking association (the "Bank"), on or before May 31, 2000, the principal sum of Thirty-Five Million and no/100 Dollars ($35,000,000.00), or such lesser principal sum as the Bank may have advanced to Borrowers pursuant to
Section 2.1 of that certain Loan and Security Agreement of even date herewith by and between the Bank and Borrowers (as amended, renewed or restated from time to time, the "Loan Agreement"), together with interest thereon from the date hereof at the rate set forth in Section 2.2 of the Loan Agreement. Interest shall be payable on the last Business Day of each month as debited by the Bank. Interest shall be calculated on the basis of a three hundred sixty (360) day year for the actual number of days in which any principal, accrued interest or any other sum due from Borrowers to the Bank pursuant to this Note or otherwise (collectively the "Liabilities") remains outstanding. Upon maturity or an "Event of Default" (hereinafter defined), whichever is first to occur, interest shall accrue upon the outstanding Liabilities at the Default Rate. Payment of the Liabilities shall be made at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other location as the Bank may designate in writing from time to time. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

         Each Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by the Bank on account of the Liabilities, and each Borrower agrees that the Bank shall have the continuing exclusive right to apply and reapply any and all payments in such manner and in such order as the Bank may deem advisable, including, but not limited to, the payment of any costs, fees and expenses due and owing by Borrowers to the Bank.

         The full and timely payment of the Liabilities and Borrowers' full and timely performance of the Covenants are secured by security interests, liens and encumbrances granted by Borrowers to the Bank pursuant to the Loan Agreement and the other agreements, instruments, documents and guaranties as heretofore, contemporaneously herewith or may hereafter be executed and delivered to the Bank by Borrowers and any other persons and entities, from time to time, as the case may be, evidencing, securing or guarantying the Liabilities and the Covenants (collectively the "Collateral Documents"), including, without limitation, the Massachusetts Mortgage, the RoweCom Guaranty and the Dawson Guaranty.

         If (a) Borrowers default in the full and timely payment of any of the Liabilities or the full and timely performance of any of the Covenants, or (b) a breach, default or event of default occurs under any of the Collateral Documents, and such breach, default or event of default is not cured within the applicable grace or cure period, if any (collectively an "Event of Default"), at the option of the Bank or the legal holder hereof, as the case may be, and without demand therefor or notice thereof from the Bank to Borrowers or any other person or entity, all of the Liabilities shall be immediately due and payable and shall be collectible immediately or at any time after such Event of Default. The acceptance by the Bank of any partial payment of the Liabilities after an Event of Default will not establish a custom, or waive any of the Bank's rights or remedies pursuant to this Note, the Collateral Documents, at law, in equity or otherwise. Borrowers and every endorser of this Note hereby each waive presentment, demand and protest, and notice of presentment, demand, protest, default, non-payment, maturity, release, compromise,

                                  Page 1 of 4
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amendment, modification,  settlement, extension or renewal of the Liabilities or this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants.

         Any forbearance by the Bank or the legal holder hereof, as the case may be, in exercising any right or remedy pursuant to this Note or the Collateral Documents, at law, in equity or otherwise, shall not be or be deemed a waiver of nor shall preclude the subsequent exercise of any such right or remedy.

         If at any time or times before or after an Event of Default, the Bank:

         A. employs an accountant, consultant, counsel or any other representative or advisor:

                  1. with respect to the Liabilities,  this Note, the Collateral
                     Documents or otherwise,

                  2. to represent or consult with the Bank in connection with any litigation, contest, dispute, suit or proceeding, or to commence, defend, intervene or take any other action in or with respect to any litigation, contest, dispute, suit or proceeding, whether initiated by the Bank, Borrowers or any other person or entity, in any way or respect arising from, relating to or in connection with the Liabilities, this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants, or

                  3. to enforce any of the Bank's rights or remedies;

         B. takes any action or initiates any proceeding to protect, collect, sell, liquidate or otherwise dispose of any of the collateral or security for the Liabilities, the Covenants or the Collateral Documents; or

         C. attempts to or enforces any of the Bank's rights or remedies against Borrowers,

then the costs and expenses so incurred by the Bank shall be part of the Liabilities payable by Borrowers to the Bank upon demand with interest at the Default Rate until actually paid. Without limiting the generality of the foregoing, such costs and expenses shall include the fees, expenses and charges of attorneys, paralegals, accountants, investment bankers, appraisers, valuation and other specialists, experts, expert witnesses, auctioneers, court reporters, telegram, telex and telefax charges, overnight delivery services, messenger services and expenses for travel, lodging and meals. Notwithstanding the foregoing, Borrowers shall not be liable to the Bank for accountant or consultant fees incurred by the Bank at any time while an Unmatured Event of Default or Event of Default does not exist.

         Each Borrower represents and warrants to the Bank that the Liabilities and Borrowers' use of the principal portion of the Liabilities is solely for proper business purposes and consistent with all applicable laws, including, without limitation, Illinois Compiled Statutes, Chapter 815, Act 205, Section 4 (815 ILCS 205/4). Each Borrower further represents and warrants to the Bank and covenants unto the Bank that such Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System, and none of the principal portion of the Liabilities will be used to purchase or carry any margin stock or to extend credit to other persons or entities for the purpose of purchasing or carrying any margin stock.

         This Note is executed and delivered by Borrowers to the Bank in Chicago, Illinois, and shall be governed, controlled by and construed in accordance with the laws and statutes of the State of Illinois, as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

                                  Page 2 of 4

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         This Note shall inure to the benefit of the Bank, the legal holder hereof and any of their respective successors and assigns, as the case may be, and shall be binding upon each Borrower, its respective legal representatives and successors.

         If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed here from and such invalidity or unenforceability shall not affect any other provision of this Note, the balance of which shall remain in and have its intended full force and effect. However, if such invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law. If any rate of interest described in this Note is greater than the rate of interest permitted to be charged or collected by applicable law, as the case may be, such rate of interest shall be reduced to the maximum rate of interest permitted to be charged or collected by applicable law.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated.

         All references to Borrowers shall mean Turner, McGregor and Faxon, both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Borrowers shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Turner, McGregor and Faxon.

         EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWERS AS SET FORTH IN THE LOAN AGREEMENT IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

         Borrowers and the Bank irrevocably agree, and hereby consent and submit to the non-exclusive jurisdiction of the Circuit Court of Cook County, Illinois, and the United States District Court for the Northern District of Illinois, Eastern Division, with regard to any actions or proceedings arising from, relating to or in connection with the Liabilities, this Note, any of the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants. Each Borrower hereby waives its right to transfer or change the venue of any litigation filed in the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, Eastern Division. EACH BORROWER AND THE BANK HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.

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         This Note has been executed and delivered by Borrowers to the Bank as of the date first set forth above, by Borrowers' duly authorized corporate officers, pursuant to resolutions duly adopted by Borrowers' Board of Directors and Borrowers' shareholders, if and to the extent such authorization is required by applicable law, Borrowers' Articles or Certificate of Incorporation, By-Laws or otherwise.


                        THE TURNER SUBSCRIPTION AGENCY, INCORPORATED, a Delaware corporation

                        By:
                           -----------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------




                        MCGREGOR SUBSCRIPTION SERVICE, INC.,
                        an Illinois corporation

                        By:
                           -----------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                        THE FAXON COMPANY, INC.
                        a Massachusetts corporation

                        By:
                           ---------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------


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